SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 8, 1996
                                                           -------------

                           WHITNEY HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)


       Louisiana                     0-0126                       72-6017893
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation               File Number)             Identification No.)


              228 St. Charles Avenue, New Orleans, Louisiana 70130
      ---------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (504) 586-7117
                                                          -----------------


                                 Not Applicable
                      -------------------------------------
                       (Former name or former address, if
                           changed since last report)





/103536                                        Page 1 of 5 Pages

Item 2:  Acquisition or Disposition of Assets

         On March 8, 1996, Whitney Holding Corporation ("Whitney" or the "Registrant") completed its acquisition by merger of First Citizens BancStock, Inc. ("Citizens") pursuant to an Amended and Restated Agreement and Plan of Merger dated December 15, 1995 (the "Plan of Merger") among Whitney, Whitney National Bank ("Whitney Bank"), Whitney Acquisition Corporation ("Acquisition"), Citizens and The First National Bank in St. Mary Parish ("FNB").

         Under the terms of the Plan of Merger, (i) Acquisition was merged with and into Citizens (the "Company Merger"), with the result that Citizens became the wholly-owned subsidiary of Whitney, (ii) immediately thereafter, Citizens was merged with and into Whitney and (iii) FNB was then merged with and into Whitney Bank. Upon effectiveness of the Company Merger, the outstanding shares of Citizens common stock, $1.00 par value ("Citizens Common Stock"), were converted into the right to receive an aggregate of 2,031,738 shares of Whitney common stock, no par value ("Whitney Common Stock"), with cash being paid by Whitney in lieu of the issuance of any fractional shares. The number of shares of Whitney Common Stock into which the outstanding shares of Citizens Common Stock were converted was based upon a formula calculated by reference to the average market price of Whitney Common Stock on the 20 trading days preceding the fifth trading day immediately prior to the effective date of the Company Merger.

         In connection with the Plan of Merger, Whitney has also assumed Citizens' obligations under options granted pursuant to Citizens' stock option plans, with each such option becoming an option to acquire shares of Whitney Common Stock. Whitney has reserved up to 192,552 shares of Whitney Common Stock for issuance upon exercise of these options.

         Whitney  intends  to  continue   providing   banking  services  at  the
facilities formerly controlled by Citizens.


Item 7:  Financial Statements and Exhibits

         (a)      Financial Statements of Businesses Acquired

                  It is impracticable at this time for the Registrant to provide the financial statements of the business acquired required by this Item. The Registrant intends to file an amendment to this Report to include the omitted financial statements on or before May 21, 1996.

         (b)      Pro Forma Financial Information

                  It is impracticable at this time for the Registrant to provide the pro forma financial information required by this Item. The Registrant intends to file an amendment to this Report to include the omitted information on or before May 21, 1996.



/103536                                        Page 2 of 5 Pages

    (c)      Exhibits.  The following exhibits are filed as part of this report:


 Exhibit No.                                 Description
 -----------                                 -----------
     2 Amended and Restated Agreement and Plan of Merger dated December 15, 1995 (filed as Appendix A to the Registrant's Prospectus and Citizens' Proxy Statement dated January 23, 1995 forming a part of the Registrant's Registration Statement on Form S-4 (File No. 33-65131) and incorporated herein by reference).


                                               Page 3 of 5 Pages

                                   Signatures
                                   -----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             WHITNEY HOLDING CORPORATION
                                           ----------------------------------
                                                   (Registrant)


                                            By: /s/  Edward B. Grimball
                                                --------------------------------
                                                Edward B. Grimball
                                                Chief Financial Officer and
                                                Executive Vice President

Date:   March 25, 1996




                                                  Page 4 of 5 Pages

                                  Exhibit Index


                                                                    Sequentially
                                                                      Numbered
Exhibit No.                       Description                           Page
-----------                       ------------                       -----------
    2             Amended and Restated Agreement and Plan of
                  Merger dated December 15, 1995 (filed as
                  Appendix A to the Registrant's Prospectus and Citizens' Proxy Statement dated January
                  23, 1995 forming a part of the  Registrant's
                  Registration  Statement on Form S-4 (File
                  No. 33-65131) and incorporated herein by reference).





                                                  Page 5 of 5 Pages